                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                 FORM 8-K/A-1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                     FEBRUARY 16, 1999 (DECEMBER 1, 1998)


                        APPLIED VOICE RECOGNITION, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)



          0-23607                                  76-0513154
--------------------------------------------------------------------------------
  (Commission File Number)              (IRS EMPLOYER IDENTIFICATION NO.)


             4615 POST OAK PLACE, SUITE 111, HOUSTON, TEXAS 77027
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                (713) 621-5678

             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7.  Financial statements, proforma financial information and exhibits

(a)  Financial Statements of Business Acquired


                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Statline, Inc.


We have audited the balance sheets of Statline, Inc. as of April 23, 1998 and December 31, 1997, and the related statements of operations and deficit, and cash flows for the period from January 1, 1998 through April 23, 1998 and the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Statline, Inc. as of April 23, 1998 and December 31, 1997, and the results of its operations and its cash flows for the period from January 1, 1998 through April 23, 1998 and the year ended December 31, 1997 in conformity with generally accepted accounting principles.

As discussed in Note 5, Statline, Inc. sold its fixed assets and customer list on April 23, 1998.


                                      /s/ M.R. Weiser & Co. LLP
                                      __________________________________
                                      M.R. Weiser & Co. LLP


Edison, NJ
January 26, 1999

                                 STATLINE,INC.
                                BALANCE SHEETS

                                    ASSETS


                                                                       April 23,             December 31,
                                                                         1998                    1997
                                                                    --------------          --------------
Current assets:
  Cash and cash equivalents                                              $     259                 $   1,040
  Accounts receivable, less allowance for
    doubtful accounts of $45,000                                           147,193                   160,595
  Note receivable - Cornell
  Transcription, inc.                                                      100,000
                                                               -------------------       -------------------

    Total current assets                                                   247,452                   161,635

Fixed assets, net                                                                                     74,570

Other assets                                                                   892                     1,742
                                                               -------------------       -------------------

    Total assets                                                         $ 248,344                 $ 237,344
                                                               ===================       ===================


LIABILITIES AND STOCKHOLDERS DEFICIT

Current liabilities:
  Accounts payable and accrued expenses                                  $  18,281                 $  11,038
  Due to Innodata Corporation                                              422,606                   568,127
                                                               -------------------       -------------------
    Total current liabilities                                              440,887                   579,165

Stockholders' deficit:                                                      292543
  Capital stock, no par value, 200 shares
    authorized, 100 shares issued and
      outstanding                                                              200                       200

  Paid in capital                                                           99,800                    99,800
  Deficit                                                                 (292,543)                 (441,218)
                                                               -------------------       -------------------
    Total stockholders' deficit                                           (192,543)                 (341,218)

    Total liabilities and stockholders'
      deficit                                                            $ 248,344                 $ 237,947
                                                               ===================       ===================


                      (See notes to financial statements)

                                 STATLINE,INC.
                     STATEMENTS OF OPERATIONS AND DEFICIT

        FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH APRIL 23, 1998 AND
                       THE YEAR ENDED DECEMBER 31, 1997

                                                                        1998                      1997
                                                               ----------------       ----------------
Sales revenue                                                         $ 216,200              $ 629,354

Cost of sales                                                           118,604                538,077
                                                               ----------------       ----------------

Gross profit                                                             97,596                 91,277
                                                               ----------------       ----------------

General and administrative expenses:
  Salaries and commissions                                               37,016                 82,903
  Payroll taxes                                                           6,546                 10,543
  Telephone and pagers                                                      218                    588
  Insurance                                                                                      1,853
  Dues and subscriptions                                                                           476
  Administrative expenses                                                   511                  1,386
  Travel and entertainment                                                   59                  3,229
  Bad debt expense                                                                              25,000
  Depreciation and amortization                                          10,045                 40,101
  Corporate allocations                                                                         23,617
                                                               ----------------       ----------------

    Total general and administrative
      expenses                                                           54,395                189,687
                                                               ----------------       ----------------

Income (Loss) from operations                                            43,201                (98,410)
                                                               ----------------       ----------------

Other income:
  Miscellaneous income                                                                           7,499
  Gain on sale of fixed assets                                          105,474
                                                               ----------------       ----------------

    Total other income                                                  105,474                  7,499
                                                               ----------------       ----------------

Net income (Loss)                                                       148,675                (90,911)
Deficit, at beginning of period                                        (441,218)              (350,307)
                                                               ----------------       ----------------

Deficit, at end of period                                             $(292,543)             $(441,218)
                                                               ================       ================

                      (See notes to financial statements)

                                 STATLINE,INC.
                            SATEMENT OF CASH FLOWS

        FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH APRIL 23, 1998 AND
                       THE YEAR ENDED DECEMBER 31, 1997

                                                                        1998                      1997
                                                               -------------------       --------------------
Cash flows from operating activities:
  Net income (loss)                                                      $ 148,675                  $ (90,911)
  Adjustments to reconcile net income
    (loss) to net cash used in
    operating activities:
      Depreciation                                                          10,045                     40,101
      Bad debt expense                                                                                 25,000
      Gain on sale of fixed assets                                        (105,474)
      Changes in operating assets and
        Liabilities:
          Decrease in accounts receivable                                   13,402                     78,619
          Decrease in other assets                                             850                      3,631
          Decrease in accounts payable
            and accrued expenses                                            (7,758)                      (928)
  Decrease in due to Innodata Corporation                                  (60,521)                  (187,559)
                                                               -------------------       --------------------

Net cash provided by operating activities                                     (781)                  (132,047)
                                                               -------------------       --------------------

Cash flows from investing activities:
  Acquisition of property and equipment                                                                (2,078)
                                                               -------------------       --------------------

Net cash used investing activities                                                                     (2,078)
                                                               -------------------       --------------------

Cash flows from financing activities:
Net decrease in cash and cash equivalents                                     (781)                  (134,125)

Cash and cash equivalents at beginning
  of period                                                                  1,040                    135,165
                                                               -------------------       --------------------

Cash and cash equivalents at end of
  period                                                                 $     259                  $   1,040
                                                               ===================       ====================

Supplemental schedule of noncash investing and financing activities:

Noncash protion of the proceeds of sale of fixed assets and customer list represented by a note receivable of $100,000 (See Note 5.)



                      (See notes to financial statements)

                                STATLINE, INC.
                         NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Nature of Business:

    Statline, Inc. (the "Company") was organized in January 1994 under the laws of New Jersey. The Company is engaged in the business of medical transcription services for various hospitals and doctors, and operates in the U.S. and the Philippines. The Company is wholly owned by Innodata Corporation. (See Note 5 for sale of assets.)

    Revenue Recognition:

    The Company recognizes revenue when the transcribed files are transmitted to the customer.

    Estimates:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Fixed assets:

    Fixed assets are carried at cost less allowances for depreciation and amortization. Depreciation and amortization is recorded on the straight-line method at rates based on the lesser of the estimated useful life of the assets or lease terms ranging from three to ten years.

    Cash Equivalents:

    For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

    Income Taxes:

    The Company is a "C" Corporation for income tax purposes. The net operating loss carryforwards, with expiration dates from 2009-2012, approximated $440,000 at December 31, 1997. Since the "more likely than not" criteria of SFAS 109 was not met, the valuation allowance was equal to the net deferred tax asset.

2.  FIXED ASSETS:

    Fixed assets consist of the following as of:

                                                       December 31,
                                                           1997
                                                       ------------

Computer equipment                                        $ 184,761
Equipment and furniture                                       4,992
                                                       ------------

                                                            189,753

Less accumulated depreciation                              (115,183)
                                                       ------------

                                                          $  74,570
                                                       ============

   In April 1998, the Company sold their fixed assets.  (See Note 5.)

3.  DUE TO INNODATA CORPORATION:

    The Company receives advances from its parent company, Innodata Corporation, to help fund its operations. Amounts due to Innodata at April 30, 1998 and December 31, 1997 were $422,606 and $568,127, respectively.

4.  MAJOR CUSTOMERS:

    There were five major customers at April 23, 1998 and December 31, 1997 representing approximately 80% of the accounts receivable.

5. SALE OF ASSETS:

    On April 23, 1998, the Company sold its fixed assets and customer list to Cornell Transcription, Inc. for $100,000 in cash and a non-interest bearing note for $100,000, payable in quarterly installments which are due within one year. The $100,000 cash payment was made to Innodata Corporation, the then parent of Statline, Inc.; such payment was used to reduce the amount due to Innodata Corporation at April 23, 1998.

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
Cornell Transcription, Inc.

We have audited the balance sheet of Cornell Transcription, Inc. as of September 30, 1998, and the related statements of operations and deficit, and cash flows for the period from April 23, 1998 (commencement of operations) through September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cornell Transcription, Inc. as of September 30, 1998 and the results of its operations and its cash flows for the period from April 23, 1998 (commencement of operations) through September 30, 1998 in conformity with generally accepted accounting principles.

As discussed in Note 10, Cornell Transcription, Inc. sold substantially all of its assets on December 1, 1998.


                                      /s/ M.R. Weiser & Co. LLP
                                      _____________________________
                                      M.R. Weiser & Co. LLP

Edison, NJ
January 26, 1999

                          CORNELL TRANSCRIPTION, INC.
                                BALANCE SHEETS
                              SEPTEMBER 30, 1998

                                    ASSETS


Current assets:
  Cash and cash equivalents                                                                         $  1,931
  Accounts receivable                                                                                281,889
  Prepaid expenses                                                                                     1,356
  Due from related party                                                                              15,742
                                                                                         -------------------

    Total current assets                                                                             300,918

Fixed assets, net                                                                                    273,722
Customer list, net of accumulated amortization of
  $13,333                                                                                             66,667
Security deposit                                                                                       6,490
                                                                                         -------------------

    Total assets                                                                                    $647,797
                                                                                         ===================


LIABILITIES AND STOCKHOLDERS DEFICIT

Current liabilities:
  Line of credit                                                                                    $195,000
  Accounts payable and accrued expenses                                                               81,184
  Due to Innodata Corporation                                                                         14,103
  Note payable-Statline, Inc.                                                                         75,000
  Capital leases, current portion                                                                     17,241
                                                                                         -------------------
    Total current liabilities                                                                        382,528

Capital leases, net of current portion                                                                29,306
                                                                                         -------------------

    Total liabilities                                                                                411,834
                                                                                         ===================

Stockholders' deficit:
  Capital stock, no par value, 200 shares
    authorized, 100 shares issued and
      outstanding                                                                                    252,156

  Deficit                                                                                            (16,193)
                                                                                         -------------------
    Total stockholders' deficit                                                                      235,963

    Total liabilities and stockholders'
      deficit                                                                                       $647,797
                                                                                         ===================

                      (See notes to financial statements)

                          CORNELL TRANSCRIPTION, INC.
                      STATEMENT OF OPERATIONS AND DEFICIT

       FOR THE PERIOD FROM APRIL 23, 1998 (COMMENCEMENT OF OPERATIONS)
                          THROUGH SEPTEMBER 30, 1998

Transcription revenue                                                                               $369,959

Cost of sales                                                                                        156,967
                                                                                         -------------------

Gross profit                                                                                         212,992
                                                                                         -------------------

General and administrative expenses:
  Salaries and commissions                                                                            84,938
  Payroll taxes                                                                                        4,705
  Telephone                                                                                           12,814
  Travel and entertainment                                                                             5,046
  Professional fees                                                                                   45,536
  Rent                                                                                                19,810
  Depreciation and amortization                                                                       39,756
  Other                                                                                               27,442
                                                                                         -------------------
    Total general and administrative
      expenses                                                                                       240,047
                                                                                         -------------------

Loss from operations                                                                                 (27,055)
                                                                                         -------------------

Other income (expenses):
  Sublease income                                                                                      6,400
  Other income                                                                                        12,659
  Interest expense                                                                                    (8,197)
                                                                                         -------------------

    Total other income                                                                                10,862
                                                                                         -------------------


Net loss and deficit at end of period                                                               $(16,193)
                                                                                         ===================

                      (See notes to financial statements)

                          CORNELL TRANSCRIPTION, INC.
                            SATEMENT OF CASH FLOWS

    FOR THE PERIOD FROM APRIL 23, 1998 (COMMENCEMENT OF OPERATIONS)
                          THROUGH SEPTEMBER 30, 1998

Cash flows from operating activities:
  Net loss                                                                                          $ (16,193)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Depreciation and amortization                                                                    39,756
      Changes in operating assets and liabilities:
        Increase in accounts receivable                                                              (281,889)
        Increase in prepaid expenses                                                                   (1,356)
        Increase in due from related party                                                            (15,742)
        Increase in security deposits                                                                  (6,490)
        Increase in accounts payable and accrued
          expenses                                                                                     81,184
        Increase in due to Innodata                                                                    14,103
                                                                                         --------------------

Net cash used in operating activities                                                                (186,627)
                                                                                         --------------------

Cash flows from investing activities (Note 1)
  Acquisition of fixes assets                                                                        (200,145)
  Acquisition of customer list                                                                        (80,000)
                                                                                         --------------------

Net cash used investing activities                                                                   (280,145)
                                                                                         --------------------
Cash flows from financing activities:
  Proceeds from line of credit                                                                        195,000
  Payment of Statline, Inc. note payable                                                              (25,000)
  Proceeds from capital lease obligation                                                               55,556
  Payment of capital lease obligation                                                                  (9,009)
  Capital contribution                                                                                252,156
                                                                                         --------------------

Net cash provided by financing activities                                                             468,703
                                                                                         --------------------

Net increase in cash and cash equivalents at end
  of period                                                                                         $   1,931
                                                                                         ====================

Supplemental cash flow information:
  Interest paid                                                                                     $   4,192
                                                                                         ====================
Supplemental schedule of noncash investing and
  financing activities:
    Note payable - Statline, Inc. for acquisition
      of equipment and customer list                                                                $ 100,000
                                                                                         ====================

                      (See notes to financial statements)

                          CORNELL TRANSCRIPTION, INC.
                         NOTES TO FINANCIAL STATEMENTS



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Nature of Business:

    Cornell Transcription, Inc. (the "Company"), located in New York City, is engaged in medical transcription services for various hospitals and doctors, and operates in the U.S. and the Philippines. On April 23, 1998, the Company commenced its operations by purchasing the customer list and fixed assets of Statline, Inc. (See Note 4.) (See Note 10 for subsequent sale of the Company.)

    Revenue Recognition:

    The Company recognizes revenue when the transcribed files are transmitted to the customer.

    Estimates:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Fixed Assets:

    Fixed assets are carried at cost less allowances for depreciation and amortization. Depreciation and amortization are recorded on the straight-line method at rates based on the lesser of the estimated useful life of the assets or lease terms ranging from three to ten years.

    Cash Equivalents:

    For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

    Income Taxes:

    The Company is a "C" Corporation for income tax purposes.

2.  FIXED ASSETS:

    Fixed assets consist of the following as of September 30, 1998:

Computer equipment                                     $231,380
Equipment and furniture                                   5,050
Leasehold improvements                                   63,715
                                              -----------------

                                                        300,145

Less accumulated depreciation                           (26,423)
                                              -----------------

                                                       $273,722
                                              =================

   Computer equipment includes assets of $54,545 under capital leases with accumulated depreciation and amortization of $7,575.

3. DUE FROM RELATED PARTY:

   The Company conducts business with Outsource Transcription Philippines, Inc. ("Outsource"). Outsource performs all of the transcription services for the Company. The sole stockholder of the Company is a majority stockholder of Outsource.

   At September 30, 1998, Outsource owes the Company $15,742. There are no foreign currency gains or losses during the period ended September 30, 1998.

4. PURCHASE:

   On April 23, 1998, the Company bought fixed assets and the customer list of Statline, Inc. for $200,000. The Company accounted for the acquisition using the purchase method of accounting and, accordingly, the assets acquired have been recorded at their estimated fair values. Of the total purchase price, $80,000 was allocated to the customer list, which is being amortized on a straight-line basis over a three-year period and $120,000 was allocated to the fixed assets.

5. LINE OF CREDIT:

   The Company obtained a line of credit from Sterling National Bank. The financing provides for borrowings of up to 80% of eligible accounts receivable. The interest rate on borrowings is prime plus 2% and is collateralized by the borrower's assets.

   At September 30, 1998, $211,264 was available and $195,000 was outstanding.


6. CAPITAL LEASES:

   In May 1998, the Company entered into two capital leases for equipment that expire in June 2001, with aggregate monthly payments of $1,760.

   The following is a schedule by years of future minimum lease payments under capital leases as of September 30, 1998:


Years Ending
September 30,
-------------

    1999                    $21,120
    2000                     21,120
    2001                     10,560
                            -------
                             52,800

    Less imputed interest    (6,253)
                            -------

                            $46,547
                            =======

7. NOTE PAYABLE:

   As part of purchasing the business from Statline, Inc. the Company entered into a non-interest bearing note for $100,000, payable in four equal quarterly installments of $25,000. The final payment is due April 1999. At September 30, 1998, $75,000 was still owed to Statline, Inc.

8. COMMITMENTS AND CONTINGENCIES:

   Leases:

   In 1998, the Company entered into two leases for office space in both New York and Florida, for which it is obligated through January 2008 and April 2000, respectively.

   The Company is obligated for annual minimum rental payments as follows:


       Year Ended
       September 30,
------------------------

           1999              $ 38,400
           2000                36,600
           2001                36,960
           2002                38,438
           2003                39,976
           Thereafter         192,337
                             --------
                             $382,711
                             ========

   Rent expense charged to operations for the period from April 30, 1998 (commencement of operations) through September 30, 1998 was $19,810.

   The Company also entered into two sublease agreements during 1998. Minimum lease payments to be received as of September 30, 1998 are as follows:

       Year Ended
       September 30,
       ------------

           1999              $62,255
           2000               15,925
                             -------

                             $78,180
                             =======

9.  MAJOR CUSTOMERS:

    There were five major customers accounting for 81% of transcription revenue for the period ended September 30, 1998. These customers represented 85% of accounts receivable at September 30, 1998.

10. SUBSEQUENT EVENT:

    On December 1, 1998, the Company sold substantially all of its assets to Applied Voice Recognition, Inc.

                        Applied Voice Recognition, Inc.
                            PRO FORMA BALANCE SHEET
                                  (UNAUDITED)
                           AS OF SEPTEMBER 30, 1998

                                                         Historical                              Pro Forma
                                         --------------------------------------------  -----------------------------
                                          Applied Voice
                                           Recognition,    Cornell
                                               Inc.      (See Note 1)    Combined       Adjustments     As Adjusted
                                          ----------    ---------      -----------      -----------    ------------
ASSETS
Cash and cash equivalents                 $1,396,301    $   1,931      $ 1,398,232      $ (275,000) (a)
                                                                                            (1,931) (b) $ 1,121,301
Accounts receivable, net of allowance        104,713      281,889          386,602        (281,889) (b)     104,713
Inventory                                     73,078        1,356           74,434          (1,356) (b)      73,078
Deposits and prepaid expenses                 24,675       15,742           40,417         (15,742) (b)      24,675
Deferred expenses                            249,142            -          249,142                          249,142
                                          ----------    ---------      -----------      ----------      -----------
  Total current assets                     1,847,909      300,918        2,148,827        (575,918)       1,572,909

Property plant and equipment, net            409,532      273,722          683,254         (85,803) (b)     597,451

Long-term portion of deferred expenses       150,000        6,490          156,490          (6,490) (b)     150,000

Other assets:
 Capitalized software costs,
  net of accumulated depreciation            411,169            -          411,169                          411,169
 Investments                                 133,924            -          133,924                          133,924
 Goodwill, net of accumulated amortizatio     50,293            -           50,293         534,544  (b)     584,837
 Other intangibles                                 -       66,667           66,667         (66,667) (b)
                                                                                           534,543  (b)     534,543
                                          ----------    ---------      -----------      ----------      -----------
 Total other assets                          595,386       66,667          662,053       1,002,420        1,664,473
                                          ----------    ---------      -----------      ----------      -----------
 TOTAL ASSETS                            $ 3,002,827   $  647,797    $   3,650,624     $   334,209      $ 3,984,833
                                          ==========    =========      ===========      ==========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Trade payables and accrued expenses      $   177,334   $   81,184    $     258,518     $   (81,184) (b)
                                                                                            80,000  (b) $   257,334
Line of credit                                  -         195,000          195,000        (195,000) (b)           -
Stock dividend payable                       111,688                       111,688                          111,688
Note payable to related party                 37,091       14,103           51,194         (14,103) (b)      37,091
Current portion of capital lease obligati     10,455       17,241           27,696                           27,696
Current portion of long-term debt              8,882       75,000           83,882         (75,000) (b)
                                                                                           260,793  (a)     269,675
Deferred revenue                              61,032            -           61,032                           61,032
                                          ----------    ---------      -----------      ----------      -----------
 Total Current Liabilities                   406,482      382,528          789,010         (24,494)         764,516

Capital lease, net of current portion         31,109       29,306           60,415                           60,415
Long-term debt, net of current portion         4,379            0            4,379         594,666  (a)     599,045
                                          ----------    ---------      -----------      ----------      -----------
 Total liabilities                           441,970      411,834          853,804         570,172        1,423,976

Preferred stock                               54,658            -           54,658                           54,658
Common stock                                  14,454      252,156          266,610        (252,156) (b)      14,454
Paid-in-capital                           14,044,606            -       14,044,606                       14,044,606
Accumulated comprehansive loss              (169,201)           -         (169,201)                        (169,201)
Accumulated deficit                      (11,383,660)     (16,193)     (11,399,853)         16,193  (b) (11,383,660)
                                          ----------    ---------      -----------      ----------      -----------
 Total Stockholders equity                 2,560,857      235,963        2,796,820        (235,963)       2,560,857

 TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                 $3,002,827    $ 647,797      $ 3,650,624      $  334,209      $ 3,984,833
                                          ==========    =========      ===========      ==========      ===========

            See  Notes to Unaudited Pro Forma Financial Statements

                        Applied Voice Recognition, Inc.
                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     Nine Months Ended September 30, 1998

                                                       Historical                               Pro Forma
                                        -------------------------------------------   ----------------------------------
                                         Applied Voice
                                         Recognition,    Cornell
                                             Inc.      (See Note 1)     Combined         Adjustments    As Adjusted
                                        -------------------------------------------   ----------------------------------
Revenues                                 $    475,303   $ 586,159    $  1,061,462                        $ 1,061,462
Cost of Sales                                 257,718     275,571         533,289                            533,289
                                        -------------------------------------------   ----------------------------------

Gross Profit                                  217,585     310,588         528,173               -            528,173

Expenses:
  Selling, general and administrative       4,919,649     244,641       5,164,290              780  (2)    5,165,070
  Depreciation and amortization               119,403      49,801         169,204           59,625  (1)      228,829
                                        -------------------------------------------   ----------------------------------
     Total expenses                         5,039,052     294,442       5,333,494           60,405         5,393,899
                                        -------------------------------------------   ----------------------------------
Operating income (loss)                    (4,821,467)     16,146      (4,805,321)         (60,405)       (4,865,726)

Interest expense                               79,860       8,197          88,057           73,805  (3)      161,862
Other expense (income)                        438,595     (19,059)        419,536                            419,536
Gain on disposal of assets                          -    (105,474)       (105,474)         105,474                 -
                                        -------------------------------------------   ----------------------------------
Income (loss) before income
  taxes                                    (5,339,922)    132,482      (5,207,440)        (239,685)       (5,447,125)
Provision (benefit) for income
  taxes                                             -           -             -                 -                  -
Net income (loss)                        $ (5,339,922)  $ 132,482    $ (5,207,440)      $ (239,685)     $ (5,447,125)
                                         ============   =========    ============       ==========       ===========

Statement of comprehensive loss:
  Unrealized holding loss                    (598,874)                   (598,874)                          (598,874)

Comprehensive (loss) gain                $ (5,938,796)  $ 132,482    $ (5,806,314)      $ (239,685)     $ (6,045,999)
                                         ============   =========    ============       ==========       ===========

Basic & diluted net loss per common
   share                                 $      (0.43)                                                  $      (0.44)
                                         ============                                                    ===========

Number of shares used to  compute
  basic & diluted net loss per share       13,416,292                                                     13,416,292
                                         ============                                                    ===========


             See Notes to Unaudited Pro Forma Financial Statements

                        Applied Voice Recognition, Inc.
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     For the Year Ended December 31, 1997


                                                         Historical                               Pro Forma
                                          --------------------------------------------  -----------------------------------
                                           Applied Voice
                                            Recognition,    Cornell
                                                Inc.      (See Note 1)     Combined       Adjustments       As Adjusted
                                          --------------------------------------------  -----------------------------------
Revenues                                      $2,113,013    $629,354      $2,742,367              -           $ 2,742,367
Cost of Sales                                    853,672     538,077       1,391,749              -             1,391,749
                                          --------------------------------------------  -----------------------------------

Gross Profit                                   1,259,341      91,277       1,350,618              -             1,350,618

Expenses:
  Selling, general and administrative          4,887,588     149,586       5,037,174          1,000    (2)      5,038,174
  Depreciation and amortization                  189,131      40,101         229,232         79,501    (1)        308,733
                                          --------------------------------------------  -----------------------------------
     Total Expenses                            5,076,719     189,687       5,266,406         80,501             5,346,907
                                          --------------------------------------------  -----------------------------------
Operating loss                                (3,817,378)    (98,410)     (3,915,788)       (80,501)           (3,996,289)

Interest expense (income)                        388,424      (7,499)        380,925         98,407    (3)        479,332
Other income                                     (37,138)          -         (37,138)             -               (37,138)
                                          --------------------------------------------  -----------------------------------
Loss before income taxes                      (4,168,664)    (90,911)     (4,259,575)      (178,908)           (4,438,483)
Provision (benefit) for income taxes                   -           -               -              -                     -
                                          --------------------------------------------  -----------------------------------
Net loss                                  $   (4,168,664)   $(90,911)    $(4,259,575)    $ (178,908)          $(4,438,483)
                                          ============================================  ===================================

Basic and diluted net loss per common
  share                                   $        (0.39)                                                     $     (0.39)
                                           =============                                                       ==========

Number of shares used to  compute
  basic and diluted net loss per share        11,594,440                                                       11,594,440
                                           =============                                                       ==========

             See Notes to Unaudited Pro Forma Financial Statements

                        APPLIED VOICE RECOGNITION, INC.
              NOTES TO UNAUDITED PRO FORMA  FINANCIAL STATEMENTS


1. BASIS OF PRESENTATION

   The following statements provide summary unaudited pro forma statement of operations data for the nine months ended September 30, 1998 and for the year ended December 31, 1997, and summary unaudited pro forma balance sheet data as of September 30, 1998. This pro forma financial data gives effect to the acquisition of certain assets and the assumption of certain liabilities of Cornell Transcription, Inc., ("Cornell") a New York corporation, as if it had occurred, at the beginning of the period presented, and as of September 30, 1998 for the balance sheet data. Cornell acquired the business operations from Statline Inc. (Statline) as of April 23, 1998, therefore, the historical operations of Cornell used for the pro forma statement of operations for the year ended December 31, 1997 consists of the statement of operations for Statline for the year ended December 31, 1997. The pro forma statement of operations for the nine months ended September 30, 1998 consists of Statline for the period January 1, 1998 through April 23, 1998 and of Cornell from April 23, 1998 and of Cornell from April 23, 1998 (date of inception) through September 30, 1998. Such pro forma financial data may not be indicative of what the financial condition or results of operations of the Company would have been had the transaction to which it gives effect had been completed on such earlier date, nor is it necessarily indicative of the financial condition or results of operations that may exist in the future. The following pro forma information should be read in conjunction with the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, and the historical financial statements and notes of Cornell and Statline.

2. LOSS PER SHARE

   Pro forma basic and dilutive loss per share were computed as follows: Basic earnings per share were calculated by dividing net loss applicable to common stock by the weighted average number of shares of common stock, which excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share were calculated by dividing net loss applicable to common stock by the weighted average number of shares of common stock, common stock equivalents outstanding during the period and the dilutive effect of common stock equivalents issued. Common stock equivalents consisted of the number of shares issuable on exercise of the outstanding stock options based on the average price of the common stock during the period. The loss per share calculations do not include dividends associated with the preferred stock to be issued in connection with the acquisition of Cornell; because, the preferred stock will be not be issued until December, 1999 and the Company has recorded a liability for this commitment and the related imputed interest which has been reflected in the earnings per share calculations.

3. ACQUISITION


   On December 1, 1998, the Company acquired certain assets and assumed certain liabilities of Cornell Transcription, Inc., ("Cornell") a New York corporation and all of the outstanding common stock of Outsource Transcription Philippines, Inc. ("OTP") a corporation formed under the laws of the Republic of the Philippines. OTP's operations are insignificant and due to common ownership, OTP has been combined with Cornell for financial reporting purposes. The acquisition of Cornell was accounted for using the purchase method of accounting.

   The purchase price consisted of $275,000 of cash, a note payable of $150,000 due February 28, 1999, a note payable of $120,000 payable over one year with no stated interest rate, (interest was imputed using 15%), a commitment to issue $683,866 of convertible preferred stock with a dividend rate of 10% on December 31, 1999, and approximately $80,000 of acquisition related expenses. The purchase agreement also includes a total earnout of $160,000, payable in $683,866 of preferred stock, over 12 months based on specified revenue targets. Payments related to the earnout will be recorded to purchase accounting when earned. For purchase accounting purposes the commitment to issue preferred stock has been discounted using a rate of 15% and a liability of $594,666 has been recorded for the net present value of the obligation. The company has allocated the excess purchase price over net assets of $1,060,008 to customer lists and Goodwill for $530,004, and $530,004, respectively. The Company will amortize the customer lists over 10 years and Goodwill over 20 years.

4. ADJUSTMENTS OF HISTORICAL FINANCIAL STATEMENTS

   The following pro forma adjustments have been made to the historical consolidated balance sheet of the Company to give effect to the acquisition of Cornell described in Note 3 as if it had occurred as of September 30, 1998 and to the historical statements of operations as if the acquisition was consummated as of the beginning of the periods presented:


Balance Sheet Adjustments:

(a) To reflect the acquisition of Cornell for the cash paid and the liabilities incurred to effect the purchase (see note 3).
(b) To reflect, in connection with the acquisition of Cornell, the purchase price allocation and the elimination of assets not acquired or liabilities not assumed by the Company.

Statement of Operations Adjustments:

(1) To reflect additional amortization of goodwill and customer list related to the purchase of Cornell over 20 years and 10 years, respectfully (see note
     3).
(2) To reduce expenses for differences in compensation expense in connection with the Cornell acquisition as stipulated as part of the purchase agreement.
(3) To reflect additional interest expense related to the purchase of the Cornell for the notes payable and the imputed interest for the commitment to issue preferred stock (see note 3).
(4) To reduce gain, to zero, related to the sale of certain assets by Statline to Cornell as part of April 23, 1998 business combination.

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

*2.1 Asset purchase agreement by and among the Company, Cornell and Acquisition Sub dated December 1, 1998

*4.1   Unsecured promissory note payable to Cornell in the amount of $270,000

*4.2   Series 1 Preferred Stock Certificate of Designation

23.1   Consent of M.R. Weiser & Co. LLP
-------------
* Previously filed.

Signatures
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  APPLIED VOICE RECOGNITION, INC.

February 16, 1999                 /s/ William T. Kennedy
                                  -------------------------------
                                  William T. Kennedy
                                  Chief Financial Officer and
                                  Assistant Secretary